National Health Investors Q3 2025 Supplemental

TABLE OF CONTENTS 1 Q3 2025 COVER: PEAR VALLEY SENIOR LIVING IS AN ASSISTED LIVING AND MEMORY CARE COMMUNITY OPERATED BY COMPASS SENIOR LIVING IN CENTRAL POINT, OR. FORWARD LOOKING STATEMENTS AND NON-GAAP MEASURES: This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain “forward- looking” statements as that term is defined by the Private Securities Litigation Reform Act of 1995. All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitation, those containing words such as “may,” “should,” “will,” “believes,” anticipates,” “expects,” “intends,” “estimates,” “plans,” “projects,” “likely,” and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Such risks and uncertainties include, among other things, the operating success of our tenants, managers and borrowers for collection of our lease and interest income; the success of property development and construction activities; the risk that the cash flows of our tenants, managers and borrowers would be adversely affected by increased liability claims and liability insurance costs; risks related to environmental laws and the costs associated with liabilities related to hazardous substances; risks associated with pandemics, epidemics or outbreaks; the risk of damage from catastrophic weather and other natural or man-made disasters and the physical effects of climate change; our ability to reinvest cash in real estate investments in a timely manner and on acceptable terms; the risk that the illiquidity of real estate investments could impede our ability to respond to adverse changes in the performance of our properties; operational risks with respect to our senior housing operating portfolio structured communities; risks related to our ability to maintain the privacy and security of Company information; disruptions to the management and operations of our business and the uncertainties caused by activist investors; adverse economic effects from international trade disputes (including threatened or implemented tariffs imposed by the U.S. or by foreign countries) or similar events impacting economic activity; our dependence on the ability to continue to qualify for taxation as a real estate investment trust; and other risks which are described under the heading “Risk Factors” in Item 1A in our Form 10-K for the year ended December 31, 2024 and our Form 10-Q for the quarter ended September 30, 2025. In this Supplemental Information, we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation. Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous. Unless otherwise noted, all amounts are unaudited and are as of or for the quarter ended September 30, 2025. COMPANY COMPANY INFORMATION & LEADERSHIP PORTFOLIO PORTFOLIO OVERVIEW REAL ESTATE INVESTMENTS SENIOR HOUSING OPERATING PORTFOLIO EBITDARM LEASE COVERAGE & OCCUPANCY PURCHASE OPTIONS & LEASE MATURITIES INVESTMENTS INVESTMENT RATIONALE RECENT INVESTMENTS CAPITALIZATION 10 CAPITALIZATION OVERVIEW CAPITAL STRUCTURE DEBT MATURITIES NOI RECONCILIATIONS SHOP RECONCILIATIONS SNF REVENUE BY STATE DEFERRALS & REPAYMENTS GLOSSARY SELECT DEBT COVENANTS FINANCIAL PERFORMANCE BALANCE SHEETS STATEMENTS OF INCOME ADJUSTED EBITDA RECONCILIATION FFO & FAD RECONCILIATION OPERATING PARTNERS 02 03 04 05 07 08 09 11 12 13 14 15 16 17 18 19 20-21 22 23 24 25-28 06

2Q3 2025 WE INVEST IN RELATIONSHIPS KRISTIN S. GAINES Chief Transaction Offi cer KEVIN PASCOE Chief Investment Offi cer JOHN SPAID Chief Financial Offi cer ERIC MENDELSOHN President & CEO DAVID TRAVIS Chief Accounting Offi cer GRANT JOHNSTON SVP, Asset Management BETH BLANKENSHIP SVP, Legal Affairs ANALYST COVERAGE BMO Capital Markets: Juan Sanabria BofA Global Research: Farrell Granath Cantor Fitzgerald: Rich Anderson Deutsche Bank: Omotayo Okusanya Jefferies: Joe Dickstein KeyBanc Capital Markets: Austin Wurschmidt Truist Securities: Michael Lewis Wells Fargo: John Kilichowski CONTACT INFORMATION National Health Investors, Inc. 222 Robert Rose Drive Murfreesboro, Tennessee 37129 615.890.9100 | investorrelations@nhireit.com Transfer Agent Computershare Trust Company, N.A P.O. Box 43078 Providence, RI 02940-3078 800.942.5909 NATIONAL HEALTH INVESTORS, INC. (NYSE: NHI), established in 1991 as a Maryland corporation, is a self-managed real estate investment trust (“REIT”) specializing in sale-leaseback, joint venture, mortgage and mezzanine fi nancing of need-driven and discretionary senior housing and medical facility investments. We operate through two reportable segments: Real Estate Investments and Senior Housing Operating Portfolio (“SHOP”). Our investments in real estate properties include independent living facilities, assisted living facilities, entrance-fee communities, senior living campuses, skilled nursing facilities and hospitals. LEADERSHIP

PORTFOLIO OVERVIEW 3 Q3 2025 As of September 30, 2025 1 Adjusted segment NOI includes the impact of assets held for sale, disposals, and loan payoffs during the quarter. The annualized impact excludes these items. May not add up due to rounding. See pages 20-21 for reconciliations. 2 Other income consists primarily of revenue from non-mortgage notes receivable.        3 Based on annualized adjusted NOI of $298.5 million for contracts in place on September 30, 2025. NHC 12.2% SHOP 6.6%HOSPITAL & OTHER 5.6% ENSIGN 8.8% OTHER SNF 4.6% HSM 3.6% SLC 17.4%BICKFORD 12.1% OTHER SH 29.2% PARTNERS3 SNF 29.2% SPECIALTY HOSPITAL 2.0% SHOP 6.6% OTHER INCOME 3.5%2 ENTRANCE FEE 23.3% ASSISTED LIVING 30.0% SENIOR LIVING CAMPUS 4.6% INDEPENDENT LIVING 0.8% ASSET CLASS3 Sr. Hsng. Need-Driven 34.6% Sr. Hsng. Discretionary 24.1% SNF/Hospital 31.2% Other 3.5% SHOP 6.6%                          € ‚ ƒ „… ‚ƒ† ƒ ‚‡„ ‡ „„ˆ€ ‰  ‡„  „…ƒ „„† ‡ … €† „ „… …ˆ‡  Š‹    † ƒ… …  € ‡ƒ ˆ€ Œ Ž   Š ‘     ‡  €‡ … ƒ‡†  ‡† €ˆ€ ‰  € €‡† ƒ †ƒ „„  ‡ ˆ‡  Š‹    €‡ …ƒ ‡€ „€ … … ˆ† Ž ’ ‡‡ †… … „†  „… €ˆ„     …… … ‡† „„ ƒ ƒ …ƒ  ‡‡ ‡ˆ‡  … … ƒ€ ‚€ €…‡ …†„ ‚  ‚… „€

4Q3 2025     “ Ž       Ž     ”ŠŽ   “   •–   Š  —         Leases  Senior Housing - Need Driven Assisted Living 86 4,726 $ 22,956 $ 975 $ 21,981 $ 89 $ 22,070 $ 61,018 $ 83,088 Senior Living Campus 7 867 3,302 124 3,178 1 3,179 9,538 12,717 Total Need Driven 93 5,593 26,258 1,099 25,159 90 25,249 70,556 95,805 Senior Housing - Discretionary Independent Living 4 357 580 4 576 — 576 1,728 2,304 Entrance-Fee Communities 11 2,943 15,964 (166) 16,130 635 16,765 50,294 67,059 Total Discretionary 15 3,300 16,544 (162) 16,706 635 17,341 52,022 69,363 Total Senior Housing 108 8,893 42,802 937 41,865 725 42,590 122,578 165,168 Medical Facilities Skilled Nursing 65 8,524 21,559 180 21,379 — 21,379 64,133 85,512 Hospitals 1 87 1,075 84 991 — 991 2,973 3,964 Total Medical Facilities 66 8,611 22,634 264 22,370 — 22,370 67,106 89,476 Transitioned and Disposals (5,868) (12,144) 6,275 (1,375) 4,900 (4,900) — Total Leases 174 17,504 $ 59,568 $ (10,943) 70,511 $ (650) $ 69,861 $ 184,783 $ 254,644 Mortgages and Other Notes Senior Housing - Need Driven 9 655 $ 1,929 $ 1,929 $ (55) $ 1,874 $ 5,622 $ 7,496 Senior Housing - Discretionary 1 251 593 593 — 593 1,778 2,371 Skilled Nursing 3 367 596 596 (45) 551 1,140 1,691 Hospitals 1 36 547 547 (17) 530 1,591 2,121 Other Notes Receivable 2,789 2,789 (210) 2,579 7,883 10,512 Total Mortgage and Other Notes 14 1,309 $ 6,454 $ 6,454 $ (327) 6,127 $ 18,014 $ 24,191 Total Real Estate Investments $ 66,022 $ (10,943) $ 76,965 $ (977) $ 75,988 $ 202,797 $ 278,835 * QTD Adjusted NOI includes the impact of assets held for sale, transitions, disposals, and deferral repayments during the quarter. The annualized impact excludes assets held for sale, transtions, disposals, and approximately $1.3 million in unscheduled deferral repayments received during the quarter. REAL ESTATE INVESTMENTS NOI (DOLLARS IN THOUSANDS)

5 Q3 2025 SENIOR HOUSING OPERATING PORTFOLIO (SHOP)   ˜ “€……„ “………„ “……„ “ƒ……ƒ “€……ƒ    …… „ „ „ „  … ‡†  †€…  †€…  †€…  †€… ŠŠ Š‹ †ˆ„ ˆ ˆ… ˆƒ ˆ‡ —™ ‚€ … ‚€ † ‚€  ‚€ ƒ ‚…      ‚… †† ‚ƒ …† ‚€ € ‚ƒ ƒ ‚€ ††   š   „   ‡†  ‡…  „  ‡„ Œ     ‡… † ‡ ‡† ‡†  ‚ƒ …ƒ ‚€ … ‚€ ‡ ‚€ …ƒ ‚€ …† Œ …€ˆ€ …‡ˆ ……ˆ …€ˆ… ……ˆ  ŠŠ š ‚„… ‚€… ‚€‡… ‚„€ ‚„€ (DOLLARS IN THOUSANDS EXCEPT REVPOR)   ˜ “€……„ “………„ “……„ “ƒ……ƒ “€……ƒ    „ „ „ „ „   †€…  †€…  †€…  †€…  †€… ŠŠ Š‹ †ˆ ˆ ˆ… ˆƒ ˆ‡ —™ ‚€ †ƒ ‚€ † ‚€  ‚€ ƒ ‚…      ‚ƒ 57 ‚ƒ …† ‚€ € ‚ƒ ƒ ‚€ ††   š    €88)  ‡†  ‡…  „  ‡„ Œ    †† † ‡ ‡† ‡†  ‚… ‡… ‚€ … ‚€ ‡ ‚€ …ƒ ‚€ …† Œ …ˆ …‡ˆ ……ˆ …€ˆ… ……ˆ  ŠŠ š ‚ƒ† ‚€… ‚€‡… ‚€ƒ ‚„€ TOTAL SENIOR HOUSING OPERATING PORTFOLIO (DOLLARS IN THOUSANDS EXCEPT REVPOR)SAME-STORE SENIOR HOUSING OPERATING PORTFOLIO 1 On a pro forma basis to include the seven transitioned properties for a full quarter, REVPOR was approximately $3,530.

6Q3 2025 ›—  Œœ—•ž  •Ÿ 1 Based on annualized adjusted NOI of $298.5 million for contracts in place on September 30, 2025. INDUSTRY PARTNERS   …ˆ Bickford Senior Living manages or operates over 50 independent living, assisted living, and memory care branches throughout the country. They are also an experienced developer, constructing over 150 communities. ‘Š • …ˆ… NHC affiliates operate for themselves and third parties 80 skilled nursing facilities with 10,329 beds. NHC affiliates also operate 26 assisted living communities with 1,413 units, nine independent living communities with 777 units, three behavioral health hospitals, 34 homecare agencies, and 33 hospice agencies.  —•ž †ˆƒSenior Living Communities owns and operates luxury retirement communities located in Connecticut, South Carolina, North Carolina, Florida, Georgia and Indiana. ‘Š • ˆThe Ensign Group, Inc.'s independent operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies and other rehabilitative and healthcare services at multiple locations across 17 states. • •  €ˆ‡ Health Services Management is a non-profi t formed in 2000. The Company operates more than 18 skilled nursing and assisted living facilities located in Florida, Tennessee, and Texas.  —•ž €ˆƒ Based in Des Moines, Iowa, and established in 1971, Life Care Services operates and develops continuing care retirement communities, stand-alone assisted living, memory care, and rental communities nationwide. ‘Š • …ˆ… PACS was founded in 2013 with two skilled nursing facilities. Since the purchase of those facilities, the PACS family consists of over 314 independent operating subsidiaries across 17 states, as well as ancillary and support services, and continues to bring its proven model of mission-driven care that balances access to a national network of support and resources with local decision making.  —•ž …ˆ… Senior Living Hospitality Group, LLC manages senior living communities, including Continuing Care Retirement Communities that offer Independent Living, Assisted Living, Memory Care, Skilled Nursing, and Rehabilitation Services. The mission is to deliver the best product, service, and value in senior living. Each day, the focus is on providing exceptional attention to resident needs, delivered with loving care and hospitality beyond expectation—an approach that defi nes the essence of community.   €ˆ† Encore Senior Living develops, renovates and manages senior living communities. The company's portfolio consists of 34 communities in fi ve states providing the continuum of senior care including independent living, assited living, and memory care.   €ˆ Spring Arbor Senior Living, a Foundry Commercial company, operates 33 senior living communities across the Mid-Atlantic, Southeast, and Midwest with a focus on serving residents and their loved ones. Spring Arbor assisted living and memory care residents enjoy a lifestyle focused on wellness with on-site therapy and a full schedule of activities, enabling residents to live life to the fullest.

NHI TOTAL PORTFOLIO 1.54x LEASE PORTFOLIO EBITDARM COVERAGE & OCCUPANCY —––—  • Œ—ž”•  Properties 112 68 1 181 2Q24 Coverage 1.49x 3.04x 3.32x 2.05x 2Q24 Occupancy 85.2% 82.4% 79.5% 83.9% 2Q25 Coverage 1.53x 3.17x 2.56x 2.10x 2Q25 Occupancy 86.4% 83.8% 77.2% 85.2% ž Œ—  žŸ ž¡ ¢žœ•¡ Properties 35 10 38 2Q24 Coverage 4.12x 1.52x 1.72x 2Q24 Occupancy 88.4% 82.3% 85.1% 2Q25 Coverage 4.21x 1.41x 1.69x 2Q25 Occupancy 88.9% 83.7% 85.9% —–ž ——™— ——™——£žˆ ¢žœ• ž—– ž—– —£žˆž Œ—ž Œ—ž—£žˆ ž Properties 98 60 14 5 69 34 2Q24 Coverage 1.39x 1.21x 1.64x 1.87x 3.05x 2.20x 2Q24 Occupancy 85.8% 86.1% 84.3% 86.4% 82.4% 75.1% 2Q25 Coverage 1.46x 1.33x 1.64x 2.13x 3.15x 2.33x 2Q25 Occupancy 86.6% 87.0% 86.2% 88.6% 83.8% 79.0% All tables based on trailing 12 months; excludes transitioned properties under cash-flow based leases, loans, mortgages; excludes development and lease up properties in operation less than 24 months; includes proforma cash rent for stabilized acquisitions in the portfolio less than 24 months; 1 NHC Fixed Charge Coverage Ratio and displayed occupancies are on corporate-level. The occupancies are for the SNF portfolio only as can be seen in NHC's public filings. 2 SLC operates 9 discretionary CCRC properties and one need driven assisted living community. 3 Bickford coverage for the TTM ended June 30, 2024 assuming the full impact of the April 2024 rent reset was 1.61x. Bickford pro forma coverages assuming the full impact of the April 2024 rent reset and deferral repayments are 1.49x for the TTM ended 2Q 2025 and 1.41x for the TTM ended 2Q 2024. 7 Q3 2025 1.68x 1.54x 2.10x 0.98x 1.53x 1.14x 0.80x 1.46x 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 4Q21 1Q22 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 3Q24 4Q24 1Q25 2Q25 NHI Historic EBITDARM Coverage Trends Total NHI Total Sr Housing Sr Housing-Need Driven     ”   NHI HISTORIC EBITDARM COVERAGE TRENDS

8Q3 2025 1 Based on Real Estate Investments annualized adjusted NOI of $278.8 million for contracts in place at September 30, 2025. 2 Based on annualized cash lease revenue of $254.6 million for contracts in place at September 30, 2025. $ LEASE MATURITIES      ‚ •‚ Ž ‚ ‚ … 2025 — — — — — — —% 2026 36 4,849 2,073 37,213 — 39,286 15.4% 2027 4 803 13,796 1,891 — 15,687 6.2% 2028 12 591 11,340 522 — 11,862 4.7% 2029 7 836 1,273 11,482 — 12,755 5.0% 2030 — — — — — — — % 2031 13 2,506 57,353 — — 57,353 22.5% 2032 2 213 1,299 2,659 — 3,958 1.6% 2033 28 1,814 28,528 — — 28,528 11.2% 2034 16 974 9,563 3,641 — 13,204 5.2% Thereafter 56 4,918 39,943 28,104 3,964 72,011 28.3% —–— —— ———£ Ÿ —–— –— ž —ž  —‚ •Ÿ SH 2 May 2035 2029 A $6,463 2.32% SNF 1 September 2028 2028 B $522 0.19% SNF 1 April 2032 2031 C $2,659 0.95% 3.46% Option Type: ˆ•š ‘  Š   Š Ž ‹  Š ¢ˆ•š ‘  Š  žˆ•š     ¤   PURCHASE OPTIONS & LEASE MATURITIES TENANT PURCHASE OPTIONS (DOLLARS IN THOUSANDS) (ANNUALIZED CASH RENT; DOLLARS IN THOUSANDS)

9 Q3 2025 WE INVEST IN RELATIONSHIPS, NOT JUST PROPERTIES                                     * The average age of properties acquired since 2020 is 14.3 years. The total portfolio average age is 26.5 years. FOCUSED ON GROWING WITH OUR 38 OPERATING PARTNERS AND SELECT NEW CUSTOMERS DIVERSIFIED INVESTMENT PLAN EMPHASIZING PRIVATE PAY SENIOR HOUSING PROPERTIES AND BEST-IN-CLASS SNF OPERATORS EXPERIENCED OPERATORS WITH PROVEN RECORD OF QUALITY CARE AND VALUE CREATION LOW LEVERAGE BALANCE SHEET AND STAGGERED LONG-TERM DEBT MATURITIES —š Ž  ˜ Ž ”–  ‹ ›ž– INVESTMENT RATIONALE INVESTMENT HISTORY* (DOLLARS IN MILLIONS) NOTES 8.1% SHOP 6.6% LEASE 85.3% SHOP Lease Notes Percentage INVESTMENT STRUCTURE

10Q3 2025 *Indicates new relationship 1 Building count excludes renovations. 2 SHOP yields include estimate for routine capital expenditures. 3 This property was acquired in a deed in lieu of foreclosure transaction with SLM to satisfy the repayment of its $10.0 million mortgage note receivable. 4 Acquisition was partially funded with with cancellation of a $22.2 million construction loan. 5 Additional $2.0 million available to be funded contingent upon the performance of facility operations until March 31, 2027.  ž   ‹ ¥ ¢ Š – …  •      ž      €ƒƒ¥ƒ œ  †ˆ„ ‚†ƒ €     ‰ ¦    …„¥‡ — ˆ ‡€ „ ‚ † … ‚ §   ¨   ž¦    ¥ ž ˆ … … ‚ † … ‚ § Œ‹ ŽŠ €    ¥ • ˆ  ‡ € © ž ž¦    …¥ © †ˆ„ ƒ‡ € ‚ …€  ‚ „ƒ  ‚ … †ƒ„    ‘¦    „……¥ ž ˆ…€ … € ›© ¨  ž¦    ƒ‡¥ ¨ ˆ„ ‡ †    —Š  ƒ    ¥ › ˆ…„ €… ƒ ‚ ‡ …† ‚ „ƒ  ‚ … †ƒ„  ž   ‹ ¥ ¢ Š –   •     —Š    žŠ ƒ¥ Œ ˆ ‚…  ‚…  ‚…„ …  ™ Ž ¥ Œ   ¥ ¥ ˆ„ ‚„ ƒ ‚„ …‡€ €†    ‹¨  ž ¥ Œ   ¥ ¥ ˆ   ‚  § ‚€„ € ‚ ‡€ ‚…„ €€†  ž •¨ ¥ Œ   ¥ ¥ ˆ ‚…„  ‚… „ … „ Œ‹ ŽŠ ¦  Œ  ƒ¥ • ˆ„     Œ‹ ŽŠ ¦  Œ   ¥ ¥ ˆ„ €„ €„  Ž  ¦  Œ  €‡¥ • ˆ …† †… …„ ‡ … ‡„  ž   ž¦  Œ  ‡„¥… œ ˆ„  „  „ §  ž ž ¦  Œ  ¥ • ˆ†„ „ ª „  § ‚‡ „† ‚† ƒ ‚„ „  €‚‚‚ƒ‚„    ‹¨ —•ž ›‰ž  ƒ€¥… ž †ˆ„ ‚„  ‚€ †‡ ‚ …ƒ ‘   ž —•ž ›‰ž  ¥ ¥ ‡ˆ „  § „  §  ž  —•ž  ž  ¥ ¥ ™‘ „  ‡ †„  …„ ¢Š‰    ™ ™    ƒ  €       ™ ™    € ‡  ž  —•ž   ™ ™    ƒ „ „ ƒ  ‘    „……¥ ž ˆ…€ €  § €  © ž  ž    …¥ © †ˆ„ †„ § †„ ›© ¨  ž    ƒ‡¥ ¨ ˆ„ ‡ ƒ‡ €… RECENT INVESTMENTS RECENT LEASE AND SHOP ACTIVITIES (DOLLARS IN THOUSANDS) RECENT LOAN ORIGINATION AND OTHER DEVELOPMENT (DOLLARS IN THOUSANDS)

11 Q3 2025 (DOLLAR AND SHARE AMOUNTS IN THOUSANDS) CAPITALIZATION OVERVIEW “€……„ “………„ “……„ “ƒ……ƒ “€……ƒ ¢Š Ž  ¨Š     ‚ € ƒ …€ € † ƒ… ‚ € € † ‚ … „€ „ƒ ‚ … … ƒ€   … ‡ ‡ƒ … ‡„ „ … †… „ … ‡ƒ €† … ƒ‡  ‘    „‡‡   ‡‡„  €€ €  …… „  …… ‡ Š   † „ † ‡ƒ    †…  ƒ„ Š‰Ž ¤ «‹‘‘    ƒ   ƒ† ‡ƒ„  ƒ…‡ ƒ†ƒ  €‡‡ ƒ†„  …… „      ‚  ƒ† ‚  ‡‡… ‚  …‡ ‚ „ †„ƒ ‚ … ƒƒ     ”¨ ‡… † † …† ‡ ‡‡ ‡„ †ƒ ‡€ € Ž”    ƒ…  €ƒ  ƒ ‡ƒ  ‡   Š   †…„ †…„ †…„ †…ƒ †…€     ”žŽ † „ ‡† ƒ† ‡„ …„ ‡… † ‡ €   Š † ƒ †† €„… †„ „„‡ †… „ƒ ‡ ƒƒ  —¢ †„ €† † €ƒ ‡ ‡ ‡† ƒ‡ ‡ƒ €‡ƒ •‘ ‘ ‡… …ƒ „„ „† „‡  „… †€ ƒ €€    š  € †‡‡ „  ƒ €€† „ …ƒ ƒ € ¨  ¬  š  ‡ € ‡ …„ ‡ … „ ƒ‡ ƒ   ŠŽ  ƒ† ‡…ƒ ƒ‡ …… ƒ„ † ƒ„ ƒ€„ ƒ€ † —••  ŠŽ ˆ ˆ ˆƒ ˆ…ƒ ˆ€  ••  ŠŽ ˆ€… ˆ…… ˆ„ ˆ… ˆ€ ž  žŽ   ŠŽ  ƒ† ‡€ ƒ† ƒ†€ ƒ‡ ‡ƒ ƒ„ ‡ ƒ€ ‡…… Œ‰   «‹  ŠŽ  ‚ € †† € ‚ € €… † ‚ € ƒƒ  ‚ € ‡‡ † ‚ € ‡‡‡ ‡„  ‘   ‡„   €„  …‡… „  ƒ‡ ƒ  €‡ €€  Š  ‘ § § †„ †ƒ †„ ‡ †„ …„   ‘  …† ƒƒ   „  …†   … †„…  … †„€      ƒ ƒ †ƒ ƒˆƒ… … ƒ „†‡  ƒ …† € ƒ †† ‡    Š   „ˆ„š ƒˆ†š ƒˆ†š ƒˆ„š ƒˆ€š •š ŠŽ Š   „ˆš „ˆš „ˆš ƒˆ†š ƒˆ„š   ‘ —¢  €ˆ‡š €ˆš ƒˆš ƒˆ…š ƒˆƒš   ‘ Š       …ˆ€ …ƒˆ …ƒˆ‡ …†ˆ‡ …€ˆƒ  ‘¥¨  €ˆ €…ˆ… €„ˆ‡ €„ˆ† €„ˆ†  Š  ‘¥¨  § § …ˆ …ˆƒ …ˆƒ      Š  ŠŽ ‚ ˆ… ‚ ˆ ‚ ˆ ‚ ˆ ‚ ˆ  •• ‹ ŠŽ ‡ˆ† †€ˆ †ˆ€ ˆƒ †ˆƒ   Š  ‚ ƒ€ …† ‚ ƒ… †…‡ ‚ ƒ… …ƒ ‚ ƒ  ‚ € …‡  •• ‹ ‡ˆ †ƒˆ† †ˆ ˆ ‡ˆ€  • ‹ †ˆ€ †‡ˆ€ †ƒˆ †ˆ †ˆƒ Š ‘    … …„ …€ € ƒ

12Q3 2025 CAPITAL STRUCTURE NET DEBT TO ADJUSTED EBITDA 1 Excludes impact of unamortized discounts and loan costs 2 Annualized, see page 19 for reconciliation REVOLVER LIQUIDITY (DOLLARS IN MILLIONS)   ‘ € ……„    Œ‹ „…†‡ •š   Š   „  ƒˆƒ„ €ˆ€ ˆ‹  ‘Š¢ …€ ƒ  €ˆ €„ˆ‡ „ˆ€‹  ‘Š¢ …€€ €„  „ˆ€„ €ˆ †ˆ€‹  ™‘   ž •Š‹   „ˆ…† ˆ €ˆ‹    …„  „ˆƒ† ˆ ˆ…‹    Š  ‘ ‚  …„  ‘  …„  ƒˆƒ ˆ ƒˆ‡‹   Š „ „„„  ž  €  ‘ ‚   ‡„         UNSECURED, VARIABLE 20.0% UNSECURED, FIXED 80.0% DEBT1 Lease Notes unsecured, v FIXED CHARGE COVERAGE “€……„ “………„ “……„ “ƒ……ƒ “€……ƒ ¢Š Ž  ¨Š     ‚ € ƒ …€ € † ƒ… ‚ € € † ‚ … „€ „ƒ ‚ … … ƒ€   … ‡ ‡ƒ … ‡„ „ … †… „ … ‡ƒ €† … ƒ‡  ‘    „‡‡   ‡‡„  €€ €  …… „  …… ‡ Š   † „ † ‡ƒ    †…  ƒ„ Š‰Ž ¤ «‹‘‘    ƒ   ƒ† ‡ƒ„  ƒ…‡ ƒ†ƒ  €‡‡ ƒ†„  …… „      ‚  ƒ† ‚  ‡‡… ‚  …‡ ‚ „ †„ƒ ‚ … ƒƒ     ”¨ ‡… † † …† ‡ ‡‡ ‡„ †ƒ ‡€ € Ž”    ƒ…  €ƒ  ƒ ‡ƒ  ‡   Š   †…„ †…„ †…„ †…ƒ †…€     ”žŽ † „ ‡† ƒ† ‡„ …„ ‡… † ‡ €   Š † ƒ †† €„… †„ „„‡ †… „ƒ ‡ ƒƒ  —¢ †„ €† † €ƒ ‡ ‡ ‡† ƒ‡ ‡ƒ €‡ƒ •‘ ‘ ‡… …ƒ „„ „† „‡  „… †€ ƒ €€    š  € †‡‡ „  ƒ €€† „ …ƒ ƒ € ¨  ¬  š  ‡ € ‡ …„ ‡ … „ ƒ‡ ƒ   ŠŽ  ƒ† ‡…ƒ ƒ‡ …… ƒ„ † ƒ„ ƒ€„ ƒ€ † —••  ŠŽ ˆ ˆ ˆƒ ˆ…ƒ ˆ€  ••  ŠŽ ˆ€… ˆ…… ˆ„ ˆ… ˆ€ ž  žŽ   ŠŽ  ƒ† ‡€ ƒ† ƒ†€ ƒ‡ ‡ƒ ƒ„ ‡ ƒ€ ‡…… Œ‰   «‹  ŠŽ  ‚ € †† € ‚ € €… † ‚ € ƒƒ  ‚ € ‡‡ † ‚ € ‡‡‡ ‡„  ‘   ‡„   €„  …‡… „  ƒ‡ ƒ  €‡ €€  Š  ‘ § § †„ †ƒ †„ ‡ †„ …„   ‘  …† ƒƒ   „  …†   … †„…  … †„€      ƒ ƒ †ƒ ƒˆƒ… … ƒ „†‡  ƒ …† € ƒ †† ‡    Š   „ˆ„š ƒˆ†š ƒˆ†š ƒˆ„š ƒˆ€š •š ŠŽ Š   „ˆš „ˆš „ˆš ƒˆ†š ƒˆ„š   ‘ —¢  €ˆ‡š €ˆš ƒˆš ƒˆ…š ƒˆƒš   ‘ Š       …ˆ€ …ƒˆ …ƒˆ‡ …†ˆ‡ …€ˆƒ  ‘¥¨  €ˆ €…ˆ… €„ˆ‡ €„ˆ† €„ˆ†  Š  ‘¥¨  § § …ˆ …ˆƒ …ˆƒ      Š  ŠŽ ‚ ˆ… ‚ ˆ ‚ ˆ ‚ ˆ ‚ ˆ  •• ‹ ŠŽ ‡ˆ† †€ˆ †ˆ€ ˆƒ †ˆƒ   Š  ‚ ƒ€ …† ‚ ƒ… †…‡ ‚ ƒ… …ƒ ‚ ƒ  ‚ € …‡  •• ‹ ‡ˆ †ƒˆ† †ˆ ˆ ‡ˆ€  • ‹ †ˆ€ †‡ˆ€ †ƒˆ †ˆ †ˆƒ Š ‘    … …„ …€ € ƒ

13 Q3 2025 DEBT SCHEDULE DEBT MATURITY SCHEDULE1       … •š ¥ ™‘ Œ‹€ –  Œ‹  Š  •Š  ƒˆ…ƒƒ‰ ‚†ŒŒ  ®„  ‚  „ˆ…† ™‘ Š”… €ˆ  ¢‰ ®…„ …„  „ˆƒ† ™‘  Š”…„ ˆ…  ‚„ŒŒ Š    „  ƒˆ€€ •š  ”…„ ˆ  ‚ŒŒ Š      ƒˆ„ •š  ©”…† ˆ€  ‚ƒŒŒ   Š   ƒ  €ˆ •š  • ‘”€ „ˆ€  ‚€„ŒŒ   Š   €„  „ˆ€„ •š  • ‘”€€ †ˆ€   ‘ ‚ …„  › Ž      ƒˆƒ ƒˆ‡ 1 As of September 30, 2025. 2 Variable rates based on daily SOFR plus a 10 basis points spread adjustment for the quarter ended September 30, 2025. 3 Excludes optional extensions for the revolver and bank term loan. Subsequent to the quarter end, NHI extended the Term Loan by six months and repaid $50 million in private placement notes. (DOLLARS IN MILLIONS) DEBT MATURITIES (DOLLARS IN THOUSANDS)

14Q3 2025 (DOLLARS IN MILLIONS) ž •Š‹  «   “€……„ “………„ “……„ “ƒ……ƒ “€……ƒ “………ƒ     ¯°‡ €… €ƒ €„ €„ €† €†  Š     ¯°‡ €„ €† € € ƒ ƒ  Š     ¯°€ § § … … … … •š ŠŽ Š   ±°ˆ†„ „ˆ… ƒˆ ƒˆƒ ƒˆ‡ ƒˆ‡ ƒˆ‡ ‘  ˜Ž ‚ˆƒ†„‘        Š    «   “€……„ “………„ “……„ “ƒ……ƒ “€……ƒ “………ƒ     ¯°‡ € €€ € €‡ € €†   Š‘      ¯°‡ €ƒ €‡ ƒ… ƒ ƒ… ƒ  Š     ¯°€ § § … … … … •š ŠŽ Š   ±°…ˆ ƒˆ† ƒˆ…† ƒˆ…ƒ €ˆ ƒˆ„ ƒˆ… ‘  ˜Ž ‚ˆ„†‘       ‘Š¢  «   “€……„ “………„ “……„ “ƒ……ƒ “€……ƒ “………ƒ     ¯°‡ €€ €€ €† €„ €† €†  Š     ¯°ƒ § § … … … …  ‘ Š  ±°ˆ„ „ˆ „ˆ€‡ „ˆ€ „ˆ‡ „ˆ ƒˆ„  Š‘    ±°„ € €€ …† …€ …† …† 1 These calculations are made in accordance with the respective debt agreements and may be different than other metrics presented. SELECT DEBT COVENANTS1

15 Q3 2025 RETURN ON INVESTED CAPITAL GENERAL & ADMINISTRATIVE AS % OF GROSS ASSETS G&A EXPENSE G&A EXPENSE EXCL.STOCK COMPENSATION EBITDARM COVERAGE1 SENIOR HOUSING SKILLED NURSING2 TOTAL TOTAL RETURN3 NHI FTSE NAREIT Equity Health Care MSCI US REIT Index                             FAD PAYOUT RATIO                  PERFORMANCE                                                                    1EBITDARM coverage is based on trailing twelve month results through the period indicated. 2 Includes NHC Fixed Charge Coverage Ratio which is based on the corporate entity. 3Through September 30, 2025

16Q3 2025 BALANCE SHEETS (DOLLARS IN THOUSANDS) “€……„ “ƒ……ƒ „„„           ‚ … ƒƒƒ ‚   ¢    … … €†€ … †„ † žŠ   … ƒ‡„  „‡ € ƒ …… … „€ „ƒ  ŠŠ   Š  ‡ƒ †ƒ… …„          … €… ‡‡ … … …„€ Œ Ž   Š ‘      ‚ ‚… …ƒ … ‡ …‡ …‡ žŽŠŽ «   ‡…„ …ƒ … Ž”   Š ‘ †† ‡ † „ Ž      ‡‡ …… †„€   ‚ … ‡ ‡ƒ ‚ … ‡ƒ €† ‘ Š‰Ž ¤—«‹  ‘ ‚   ‡„ ‚  ƒ‡ ƒ ŠŠ ‹‘ ŠŠ  š   €ƒ ‡„ƒ €† †„†   ‹‘ ƒ€ …† ƒ     Š ƒ … ƒ …†† ‘    „‡‡  …… ƒ ž ž Š  ² ²   ‘ Š    €ƒ  †  Ž Š‰Ž ¤—«‹³ žŠ‰ ‚ˆ  ´  Ž Ž ´ ƒ† ‡€ „…ƒ„ ‡† ƒ…Ž     Š ‹ ƒ†‡ ƒ„† ž  šŠ    †„   †€‡ €     … † ƒ€ … ‡ƒ … ž   € ƒ …… … †„ ‡ƒ…  Ž Š‰Ž ¤—«‹  ƒ   €‡‡ ƒ†„ Š    „‡‡  … —«‹  ƒ ƒ‡ƒ  €†„ €† ‘ Š‰Ž ¤—«‹ ‚ … ‡ ‡ƒ ‚ … ‡ƒ €† 1 The condensed consolidated balance sheets include each of the following amounts related to consolidated variable interest entities: $400.3 million and $505.9 million of real estate properties, net; $7.6 million and $9.7 million of cash and cash equivalents; $0.6 million and $10.0 million of straight-line rent receivable; $5.4 million and $7.5 million of other assets, net; and $5.7 million and $5.7 million of accounts payable and accrued expenses as of September 30, 2025 and December 31, 2024, respectively.

17 Q3 2025 STATEMENTS OF INCOME (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS) “€……„ “€……ƒ          Š ‚ ‡… † ‚ ‡€ €        … †† € ††   Š Ž  ‡ ƒ… „ „„ ‚  ƒ† ‚ … ƒƒ —š     Š … …‡ † †‡    € †‡‡ ƒ €     š   ‡ …„€  †ƒƒ   €ƒ …ƒ •ŠŽ   šŠ Ž š  …ƒƒ € ¨   ‡ € ƒ  š Š       … ‡ … †‡  ‹   † € ƒ€ƒ „† „„„ „ƒ ƒ ¨   «‹ Ž   †€ § ¨    € …  Š €… ƒ† … …ƒ…  ³ Š ‘‘ Š   €ƒ …  Š ‘‘ Š‰Ž  €… ‡… … „ƒ  ³ Š ‘‘    Š Š‰˜ „ …  Š ‘‘ ŠŠ‰Ž  ‚ €… … ‚ … „ › Ž   ŠŽ ³ ¢Š ƒ† ƒ€€ €€‡ ƒ€ ƒ†‡ ‡†   ƒ† ‡…€ ‡…€ ƒ€ † †… — ŠŽ ³  Š ‘‘ ŠŠ‰Ž ”‘Š ‚ ˆ‡ ‚ ˆ‡‡  Š ‘‘ ŠŠ‰Ž ”  ‚ ˆ‡ ‚ ˆ‡„

18Q3 2025 FFO & FAD RECONCILIATION (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)    Š ‘‘ ŠŠ‰Ž  ‚ €… … ‚ … „ —Š ”ŠŽ  Š ³      Š  ‡‡… † ƒƒ      Š  Š   ƒ ƒ… ¨       € …   ˆˆƒ‡†‡…‚‚„…Š„ „ ‡ ƒ„ ƒ ”ŠŽ Š       €†„ ”ŠŽ˜ ”µŽ”   Š ‘ … ƒ § ‚ƒ‹ˆˆƒ‡†‡…‚‚„…Š„ ‡… †…† ƒ„ ƒ ”ŠŽ         ‡‡ „† ”     Š   ƒ† …€†  ‘Š ŠŠ   ‡„ †€     «‹ Ž     …†€ ƒ„€  ŠŠ  š     ‡‡ ‡€ —«‹ Ž  ” ‘  Š   … €…   Š ‘ Š  š    † € ƒ€ƒ ”ŠŽŠ‰”‘ Š  € ‡†  •‘‘ ŠŠ‰Ž  ‚ ‡… …ƒ ‚ ƒ €€ ¢ž › Ž   ŠŽ  ƒ† ƒ€€ €€‡ ƒ€ ƒ†‡ ‡† —••‘‘ ŠŠ‰Ž  Ž ‚ ˆ ‚ ˆ„  ••‘‘ ŠŠ‰Ž  Ž ‚ ˆ€… ‚ ˆ„  — › Ž   ŠŽ  ƒ† ‡…€ ‡…€ ƒ€ † †… —••‘‘ ŠŠ‰Ž  Ž ‚ ˆ ‚ ˆ€  ••‘‘ ŠŠ‰Ž  Ž ‚ ˆ€… ‚ ˆ€ –     ŠŽ ‚ ˆ… ‚ ˆ  •• ‹  ŠŽ ‡ˆ† †ˆƒ   Š  ‚ ƒ€ …† ‚ € …‡  •• ‹ ‡ˆ ‡ˆ€  • ‹ †ˆ€ †ˆƒ

19 Q3 2025 ADJUSTED EBITDA RECONCILIATION (DOLLARS IN THOUSANDS)     ADJUSTED EBITDA RECONCILIATION  Š ‚€… ƒ† ‚… …ƒ…    š  € †‡‡ ƒ € •ŠŽ   šŠ  Ž š  …ƒƒ €   Š … …‡ † †‡ ¨       € … ”ŠŽ Š       €†„ § ”ŠŽ˜ ”µŽ”   Š ‘ … ƒ §   Š ‘ Š  š   † € ƒ€ƒ  —¢ ‚ †„ €† ‚ ‡ƒ €‡ƒ    š  ŠŠ  ‚ €  ‚ ƒ … Š  ‹  § ‡ •š žŽ  ‚ €  ‚ ƒ …€„ •š žŽ ž  „ˆš ƒˆ„š NET DEBT TO ADJUSTED EBITDA ž  ‘ ‚   ‡„  ŠŽŠŽ «   ‡…„  ž   ‘ ‚  …† ƒƒ  —¢ ‚ †„ €†   ……‡ €ƒ   Š Š      ‹µ „ †    —¢ ‚ …‡ ƒ„ ž   ‘ —¢ €ˆ‡š

20Q3 2025 NOI RECONCILIATIONS     NOI SEGMENT RECONCILIATION   ”    Š    ‚ ƒ… … ‚ €† „€† ‰  … „„ … „…    †„  ‡      „ ‡  €†   ”    ‚ „ „‡ ‚ ‡ „€…    •  … †† € ††    š   ‡ …„€  †ƒƒ   ƒ …ƒ € …†   Š Ž  ‡ ƒ€ „ „„  ‚ † ƒ ‚ ‡ ƒƒ NOI TO ADJUSTED NOI RECONCILIATION ”ŠŽ˜ ”µŽ”   Š ‘ … ƒ § Ž”       ‡   Š   †…„ †…€ ”ŠŽ Š       €†„ § Š  Š €…† ‡ ”  ¥ž  € …   ‚   ‚ ‡ ‡‡ (DOLLARS IN THOUSANDS)

21 Q3 2025     NET INCOME ‚€… ƒ† ‚… …ƒ…    € †‡† ƒ € ¨    € … Ž ” Š § §  ‹    ‘ § § ¨  «‹ Ž   †„ § ¨   § § ¨  ‹µ § § •ŠŽ   šŠ Ž š  …ƒƒ €   €ƒ …ƒ  ‹    € ƒ€ƒ š‹Š    § § ¨   ‡ €… ƒ    Š … …‡ † †‡ ž  ‚ † ƒ ‚ ‡ ƒƒ ”ŠŽ˜ ”µŽ”   Š ‘ … ƒ § Ž”       ‡   Š   †…„ †…€ ”ŠŽ Š       €†„ § Š  Š €…† ‡ ”  ¥ž  € …   ‚   ‚ † ƒ†€ (DOLLARS IN THOUSANDS) NOI RECONCILIATIONS

22Q3 2025                  ‚ € †† ‚ ƒ ƒ ‚ € € ‚ ƒ …† ‚ … †† ‘ ƒ €ƒ ƒ ƒ€„ ƒ … ƒ €…ƒ † ‡  ‹      ƒ„  ƒ  ƒ€    † †  † ƒ  „‡† š Š  ‡  „‡  „€  ƒ€ … …† Ž  Ž  š   … ‡ƒ … ‡… … †ƒ … ‡„ €   € …† € …ƒ € ‡ € … ƒ …ƒ   Š … „ … ‡€ … †„ …  € †€€  Š  ‚ ƒ€‡ ‚ ‡ ‚ €… ‚   ‚       € †† ƒ ƒ € € ƒ …† … ††   †€…  †€…  †€…  †€… … ‡† ŠŠ Š‹ ˆ‡ ˆƒ ˆ… ˆ †ˆ„   ŠŠ    „€„  „ƒ  „ƒƒ  „ƒ€ … €€†   ‚ ‚…  ‚ € ƒ ‚ €  ‚ € † ‚ ‚€ … (DOLLARS IN THOUSANDS) SHOP RECONCILIATIONS  ŒŽ                 ‚ € †† ‚ ƒ ƒ ‚ € € ‚ ƒ …† ‚ ƒ 57 ‘ ƒ €ƒ ƒ ƒ€„ ƒ … ƒ €…ƒ ƒ €  ‹      ƒ„  ƒ  „    † †  † ƒ  „ š Š  ‡  „‡  „€  ƒ€  †… Ž  Ž  š   … ‡ƒ … ‡… … †ƒ … ‡„ … 33)  € …† € …ƒ € ‡ € … … ‡…   Š … „ … ‡€ … †„ …  … ƒ€  Š  ‚ ƒ€‡ ‚ ‡ ‚ €… ‚   ‚      € †† ƒ ƒ € € ƒ …† ƒ 57   †€…  †€…  †€…  †€…  †€… ŠŠ Š‹ ˆ‡ ˆƒ ˆ… ˆ †ˆ   ŠŠ    „€„  „ƒ  „ƒƒ  „ƒ€  „……   ‚ …  ‚ € ƒ ‚ €  ‚ € † ‚ € †ƒ (DOLLARS IN THOUSANDS)

23 Q3 2025 SNF REVENUE BY STATE       žŽ  Š  —š  £ …ƒ … ‡ ‚€ †„„ ‡„„ €„ˆ€  •   ƒ† † ‡ƒ €„† …ˆ…   ‡  € † …†„ … ˆ  ž ƒ †‡ † €… ‡ƒ ˆƒ   € …‡ € ‡ƒ „„ ƒˆ… –  ›  ƒƒ … ‡„ † €ˆ   … …† … ƒ  …ˆ  Œ „ †„‡ … …ƒ € …ˆƒ –  œ–  …‡  ƒ„ €€ ˆ† –  ¶  ‡ € ƒ€ƒ ˆ –  ™  … † ‡ ˆ –   ‡   ‚† …… „‡ ˆ ANNUALIZED CASH NOI IN ACA MEDICAID EXPANSION STATE YES NO Lease Notes unsecured, v 10.4% 89.6%

24Q3 2025 1 Includes all rent concessions accounted for as variable lease payments and as lease modifications. 2 Prior periods adjusted to reflect the satisfaction of deferral balances upon disposition of properties. 3 Q4 2022 includes a $3.0 million credit to the Bickford deferral balance as well as a $1.5 million forgiveness related to another operator. 4 Q1 2023 includes a $2.5 million credit to the Bickford deferral balance. 5 Q3 2023 includes a $0.5 million credit to a senior housing operator deferral balance and $0.5 million in deferrals. 6 Q2 2024 includes a $0.5 million credit to a senior housing operator deferral balance. 7 Q3 2025 includes a $3.3 million in repayments related to the Discovery lease termination. 8 Includes principal and interest repayments. DEFERRALS & REPAYMENTS1,2 ˆ    ‘’‘‘ ‘’‘“”•– ‘’‘”— ˜‘’‘– ‘‘’‘– “‘’‘–™ Œ š ¢Š‰ ‚ € †„  …„ ‚   ‚ … „ ‚ § ‚ § ‚ § ‚ § ‚ … „ Ž   …€… ‡ † † ƒƒ … …„ „ § § § † …  ‚ ƒ … …ƒ €€† ‚  ƒƒ ‚ …ƒ… ‚ „ ‚ § ‚ § ‚ § ‚ €† „…  Œ    ‘’‘‘ ‘’‘“ ‘’‘” ˜‘’‘– ‘‘’‘– “‘’‘–™ Œ š ¢Š‰ ‚ § § ‚ € ‚ … …„ ‚ „ † ‚  …‡€ ‚  …€ ‚  € ‚  €†‡ Ž  § † „ƒ‡ € €‡ ‡ € †† ‡… € † „ €„„  ‚ § † ‚ †… ‚ „ ‡„„ ‚  …† ‚ … €€ ‚  … ‚ „  ‚ …‡ †€…

25 Q3 2025 NOTES

26Q3 2025 NOTES

27 Q3 2025 GLOSSARY Adjusted EBITDA & EBITDARM We consider Adjusted EBITDA to be an important supplemental measure because it provides information which we use to evaluate our performance and serves as an indication of our ability to service debt. We defi ne Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some diffi culty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Adjusted EBITDA also includes our proportionate share of unconsolidated equity method investments presented on a similar basis. Since others may not use our defi nition of Adjusted EBITDA, caution should be exercised when comparing our Adjusted EBITDA to that of other companies. EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees. ADJUSTED NET OPERATING INCOME We defi ne Adjusted NOI as total revenues, less straight-line revenue, less corporate interest income, less tenant reimbursements and property operating expenses, and adjusted for non-cash revenue items including, but not limited to, amortization of commitment fees, deferred fi nancing costs and original issue discounts and lease incentive amortization. CAGR The acronym CAGR refers to the Compound Annual Growth Rate. The compound annual growth rate represents the year-over-year growth rate over a specifi ed time period. FFO, NORMALIZED FFO & FAD These operating performance measures may not be comparable to similarly titled measures used by other REITs. Consequently, our FFO, normalized FFO, & normalized FAD may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our defi nition of these operating performance measures, caution should be exercised when comparing our Company’s FFO, normalized FFO, & normalized FAD to that of other REITs. These fi nancial performance measures do not represent cash generated from operating activities in accordance with generally accepted accounting principles (“GAAP”) (these measures do not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash fl ow from operating activities as determined by GAAP as a measure of liquidity, and are not necessarily indicative of cash available to fund cash needs. FFO, as defi ned by the National Association of Real Estate Investment Trusts (“NAREIT”) and applied by us, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures, if any. The Company’s computation of FFO may not be comparable to FFO reported by other REITs that do not defi ne the term in accordance with the current NAREIT defi nition or have a different interpretation of the current NAREIT defi nition from that of the Company; therefore, caution should be exercised when comparing our Company’s FFO to that of other REITs. Diluted FFO assumes the exercise of stock options and other potentially dilutive securities. Normalized FFO excludes from FFO certain items which, due to their infrequent or unpredictable nature, may create some diffi culty in comparing FFO for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. We believe that FFO and normalized FFO are important supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the REIT industry to address this issue. In addition to the adjustments included in the calculation of Normalized FFO, Normalized FAD excludes the impact of any straight-line rent revenue, amortization of the original issue discount on our senior unsecured notes, amortization of debt issuance costs, non-cash stock based compensation, as well as certain non-cash items related to our equity method investment. Normalized FAD is an important supplemental performance measure for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease. This straight-line adjustment has the effect of reporting lease income that is signifi cantly more or less than the contractual cash fl ows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our senior unsecured notes and debt issuance costs to be amortized as non-cash adjustments to earnings. We also adjust Normalized FAD for the net change in our allowance for expected credit losses, non-cash stock based compensation as well as certain non- cash items related to our equity method investments such as straight-line lease expense and amortization of purchase accounting adjustments. Normalized FAD is an important supplemental measure of liquidity for a REIT as a useful indicator of the ability to distribute dividends to stockholders.

28Q3 2025 Properties are excluded from Same-Store if they are: (i) sold, classifi ed as held for sale or properties whose operations were classifi ed as discontinued operations in accordance with GAAP; (ii) impacted by signifi cant disruptive events such as fl ood or fi re; (iii) those properties that are currently undergoing a signifi cant disruptive redevelopment; or (iv) those properties that are scheduled to undergo operator or business model transitions, or have transitioned operators or business models after the start of the prior comparison period. Stabilized Lease A newly acquired triple-net lease property is generally considered stabilized upon lease-up (typically when senior-care residents occupy at least 85% of the total number of certifi ed units over at least a 12 month period) Newly completed developments, including redevelopments, are considered stabilized upon lease-up, as described above. Total Return The term Total Return refers to the total return an investor would have realized on an annual basis over a certain period assuming that all dividends are reinvested on the ex-dividend date. WACY The acronym WACY refers to Weighted Average Cash Yield, which is the anticipated rate of return upon initial investment excluding the impact of any discounts received or premiums paid. Facility Types SH - Senior housing HOSP - Hospital EFC - Entrance Fee Community MOB - Medical offi ce building SNF - Skilled nursing facility Fixed Charges The term Fixed Charges refers to interest expense and debt principal. NET OPERATING INCOME Net operating income (“NOI”) is a U.S. non-GAAP supplemental fi nancial measure used to evaluate the operating performance of real estate. We defi ne NOI as total revenues, less tenant reimbursements and property operating expenses. We believe NOI provides investors relevant and useful information as it measures the operating performance of our properties at the property level on an unleveraged basis. We use NOI to make decisions about resource allocations and to assess the property level performance of our properties. OCCUPANCY Occupancy is the average percentage of all units in our SHOP segment that are occupied during the time period described. We defi ne occupancy as the average number of units occupied in any given time period divided by the total number of available units. RevPOR RevPOR is the average monthly revenue generated by occupied units in our SHOP segment. We defi ne RevPOR as monthly resident fees and services revenue divided the number of monthly occupied units. RETURN ON INVESTED CAPITAL (ROIC) ROIC is a performance metric that intends to measure the percentage return earned on capital invested by a company. NHI calculates ROIC as TTM Normalized FAD plus contractual interest divided by the average of total assets plus accumulated deprecation less straight-line rent receivable over the TTM period. SAME-STORE ("SS") We defi ne Same-Store as properties owned, consolidated and operational for the full period in both comparison periods and that are not otherwise excluded; provided, however, that we may include selected properties that otherwise meet the Same-Store criteria if they are included in substantially all of, but not a full, period for one or both of the comparison periods, and in our judgment such inclusion provides a more meaningful presentation of our segment performance. Newly acquired properties, recently developed or redeveloped properties, and properties undergoing operator transitions in our SHOP reportable business segment will be included in Same-Store after fi ve full quarters from the date of acquisition, transition, or being placed into service. Our SHOP and NNN that have undergone operator or business model transitions will be included in Same-Store once operating under consistent operating structures for the full period in both periods presented. GLOSSARY

National Health Investors Q3 2025 Supplemental